UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2003

LIPID SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

7068 Koll Center Parkway, Suite 401, Pleasanton, California	94566

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 249-4000

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated March 3, 2003

Item 9. Regulation FD Disclosure.

     On March 3, 2003 Lipid Sciences, Inc., a Delaware corporation, issued a press release entitled “Lipid Sciences Announces Director Resignation”. As described in such press release, Bill E. Cham, Ph.D., has resigned from the Board of Directors of Lipid Sciences, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Date: March 3, 2003	By:	/s/ Sandra Gardiner Name: Sandra Gardiner Title: Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated March 3, 2003